Exhibit 99.1

UNAUDITED SELECTED FINANCIAL DATA

Reverse Stock Split

On January 10, 2025, XTI Aerospace, Inc. (“Company”) effected a 1-for-250 reverse stock split (“Reverse Stock Split”) of its outstanding common stock.

The Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023, the audited financial statements of XTI Aircraft Company included in the Company’s Current Report on Form 8-K/A filed with the SEC on May 28, 2024, and the Company’s unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the three month period ended March 31, 2024, three and six month period ended June 30, 2024, and three and nine month period ended September 30, 2024, are presented without giving effect to the Reverse Stock Split.

The following selected financial data has been derived from the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 16, 2024, the audited financial statements of XTI Aircraft Company included in the Company’s Current Report on Form 8-K/A filed with the SEC on May 28, 2024, and the Company’s unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the three month period ended March 31, 2024, filed with the SEC on May 20, 2024, the three and six month period ended June 30, 2024, filed with the SEC on August 14, 2024, and for the three and nine month period ended September 30, 2024, filed with the SEC on November 14, 2024, and adjusted to reflect the Reverse Stock Split. The Company’s historical results may not be indicative of the results that may be expected in the future.

AS REPORTED (in thousands, except share and per share amounts)

XTI Aerospace, Inc.:

	Years Ended
	December 31,
	2023	2022
Net loss attributable to common stockholders	$(45,947)	$(79,570)
Net loss per share, basic and diluted	$(76.42)	$(3,412.09)
Weighted average common shares outstanding, basic and diluted	601,211	23,320
Common shares outstanding at year end	1,942,984	35,709

XTI Aircraft Company:

	Years Ended
	December 31,
	2023	2022
Net loss	$(25,066)	$(473)
Net loss per share, basic and diluted	$(0.56)	$(0.01)
Weighted average common shares outstanding, basic and diluted	44,529,364	41,856,170
Common shares outstanding at year end	35,823,224	35,644,024

XTI Aerospace, Inc.:

	Three Months Ended
	March 31,
	2024	2023
Net loss attributable to common stockholders	$(2,663)	$(1,565)
Net loss per share, basic and diluted	$(0.50)	$(0.41)
Weighted average common shares outstanding, basic and diluted	5,366,823	3,790,106
Common shares outstanding at year end	9,919,411	3,197,771

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(15,420)	$(4,629)	$(18,083)	$(6,194)
Net loss per share, basic and diluted	$(1.05)	$(1.19)	$(1.80)	$(1.61)
Weighted average common shares outstanding, basic and diluted	14,714,143	3,899,102	10,068,967	3,844,905
Common shares outstanding at year end	26,841,686	3,197,771	26,841,686	3,197,771

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(4,674)	$(2,703)	$(22,757)	$(8,897)
Net loss per share, basic and diluted	$(0.13)	$(0.66)	$(1.23)	$(2.26)
Weighted average common shares outstanding, basic and diluted	34,986,105	4,116,700	18,439,744	3,931,075
Common shares outstanding at year end	38,008,995	3,197,771	38,008,995	3,197,771

AS ADJUSTED FOR 1-FOR-250 REVERSE STOCK SPLIT (unaudited, in thousands, except share and per share amounts):

XTI Aerospace, Inc.:

	Years Ended
	December 31,
	2023	2022
Net loss attributable to common stockholders	$(45,947)	$(79,570)
Net loss per share, basic and diluted	$(19,105.00)	$(853,022.50)
Weighted average common shares outstanding, basic and diluted	2,405	94
Common shares outstanding at year end	7,772	143

XTI Aircraft Company:

	Years Ended
	December 31,
	2023	2022
Net loss	$(25,066)	$(473)
Net loss per share, basic and diluted	$(140.00)	$(2.50)
Weighted average common shares outstanding, basic and diluted	178,118	167,425
Common shares outstanding at year end	143,293	142,577

XTI Aerospace, Inc.:

	Three Months Ended
	March 31,
	2024	2023
Net loss attributable to common stockholders	$(2,663)	$(1,565)
Net loss per share, basic and diluted	$(125.00)	$(102.50)
Weighted average common shares outstanding, basic and diluted	21,468	15,161
Common shares outstanding at year end	39,678	12,792

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(15,420)	$(4,629)	$(18,083)	$(6,194)
Net loss per share, basic and diluted	$(262.50)	$(297.50)	$(450.00)	$(402.50)
Weighted average common shares outstanding, basic and diluted	58,857	15,597	40,276	15,380
Common shares outstanding at year end	107,367	12,792	107,367	12,792

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders	$(4,674)	$(2,703)	$(22,757)	$(8,897)
Net loss per share, basic and diluted	$(32.50)	$(165.00)	$(307.50)	$(565.00)
Weighted average common shares outstanding, basic and diluted	139,945	16,467	73,759	15,725
Common shares outstanding at year end	152,036	12,792	152,036	12,792